SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          ______________


                            FORM 8-K

                          CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                          ______________



            Date of Report (Date of earliest event reported):
                           November 14, 2002



                          CAMBEX CORPORATION
       (Exact name of registrant as specified in its charter)


Massachusetts	                O-6933             04-2442959
(State or other                (Commission        (IRS Employer
jurisdiction of                File Number)     Identification No.)
incorporation)




                             360 Second Avenue
                        Waltham, Massachusetts 02451
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 890-6000


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Item 9. Regulation FD Disclosure

Cambex Corporation is furnishing herewith one form of Certification, signed by Joseph F. Kruy, President and Treasurer of Cambex Corporation, the Company's principal executive officer and principal financial officer, as required by section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as
Exhibit 99.1.


Item 7. Exhibits

The following exhibit is included herein:

Exhibit 99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             CAMBEX CORPORATION
                             (Registrant)


Date: November 14, 2002      By: /s/ Joseph F. Kruy
                                 Joseph F. Kruy
                                 President and Treasurer